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                                                                    Exhibit 10.8

                                                              November 4, 1998



Mr. R. Scott Murray
Executive Vice President and
  Chief Financial Officer
The Learning Company, Inc.
One Athenaeum Street
Cambridge, MA 02142

Dear Scott:

         Reference is made to the Employment Agreement dated May 22, 1997 between The Learning Company, Inc. and you (the "Agreement"). Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Agreement.

         This letter is to confirm that, effective as of October 1, 1998, the Annual Base Salary in Section 2.1 has been changed to $500,000, and the Bonus in
Section 2.4 has been changed to $625,000.

         Please contact me if you have any questions.

                                   Sincerely,


                                   /s/ WILLIAM H. SHUPERT, III
                                   ---------------------------
                                   William H. Shupert, III
                                   Sr. Vice President, Human Resources